SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust III

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)	Total fee paid:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

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Absolute Asset Allocator Fund

Absolute Capital Defender Fund

each a series of

Northern Lights Fund Trust III

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 12, 2018

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust III, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Absolute Asset Allocator Fund and Absolute Capital Defender Fund (each a “Fund” and collectively, the “Funds”), to be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on September 12, 2018 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with Absolute Capital Management, LLC, both Funds’ current investment adviser. No changes are proposed with respect to either Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on August 2, 2018 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [MAILING DATE].

By Order of the Board of Trustees

Eric Kane, Secretary

[MAILING DATE]

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 12, 2018.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at www.[ ].com

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Absolute Asset Allocator Fund

Absolute Capital Defender Fund

each a series of

Northern Lights Fund Trust III

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 12, 2018

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Northern Lights Fund Trust III (the “Trust”) on behalf of Absolute Asset Allocator Fund and Absolute Capital Defender Fund (each a “Fund” and collectively, the “Funds”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on September 12, 2018 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [MAILING DATE].

The Meeting has been called by the Board for the following purposes:

  To approve a new investment advisory agreement (the “New Agreement”) with Absolute Capital Management, LLC (“Absolute”), both Funds’ current investment adviser. No changes are proposed with respect to either Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 2, 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Each Fund’s most recent semi-annual report, including financial statements and schedules, is available at no charge by visiting www.abscapfunds.com, sending a written request to the Funds, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-800-788-6086.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND ABSOLUTE CAPITAL MANAGEMENT, LLC

The Trustees are requesting that shareholders of each Fund approve the New Agreement between the Trust and Absolute. Approval of the New Agreement will not raise the fees paid by either Fund or their shareholders, nor will it change either Fund’s strategy, risks, objective, or portfolio manager.

Overview and Background

The primary purpose of this proposal is to enable Absolute Capital Management, LLC (“Absolute”) to continue to serve as the investment adviser to the Funds. Absolute is a Pennsylvania limited liability company with its principal office located at 101 Pennsylvania Boulevard, Pittsburgh, PA 15228. As of June 29, 2018, P. Brenden Gebben is a 95% owner, and Renee Gebben is a 5% owner, of Absolute after purchasing the interests of Brian M. Osborn in Absolute (the “Transaction”), effecting a change of control in Absolute.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to another party is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Transaction, as described above, is presumed to constitute a “change in control” of Absolute for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the current investment advisory agreement with Absolute, dated May 28, 2015 (the “Current Agreement”).

In order for Absolute to continue to serve as the investment adviser to the Funds, the Trustees are requesting that shareholders approve the New Agreement. The Current Agreement was last approved by the Fund’s shareholders on May 28, 2015. This vote occurred in order to allow Absolute to act as investment adviser to the Fund.

Approval of the New Agreement will not raise the fees paid by either Fund or either Fund’s shareholders. Absolute has served as each Fund’s investment adviser since December 18, 2015. Absolute believes the Transaction will not result in any interruption or decrease in the quality of services provided by Absolute. Mr. Gebben is each Fund’s current portfolio manager. Mr. Gebben will continue to serve the Funds as portfolio manager after the Transaction.

The New Agreement will be identical in all material respects to the Current Agreement, except that the date of its execution, effectiveness, and expiration are changed. The effective date of the New Agreement for each Fund will be the date that the respective Fund’s shareholders approve the New Agreement.

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At an in-person meeting on June 26, 2018 (the “Board Meeting”), the Board approved the New Agreement subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the respective Fund. Therefore, shareholders of both Funds are being asked to approve the proposed New Agreement with Absolute. At the Board Meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of the Funds, and Absolute (the “Interim Advisory Agreement”).

The Interim Advisory Agreement allows Absolute to manage the Funds after the completion of the Transaction while the Board solicits shareholder approval for the New Agreement. Absolute began managing the Funds pursuant to the Interim Advisory Agreement upon the close of the Transaction on June 29, 2018. The Interim Advisory Agreement is effective for 150 days from that date or until the New Agreement is approved, if sooner. The terms of the Interim Advisory Agreement are identical in all material respects to those of the Current Agreement, except that (i) the date of its execution and effectiveness are changed; (ii) the period for notice of termination is shorter; and (iii) the fees earned by Absolute under the Interim Advisory Agreement will be held in a separate escrow account pending shareholder approval of the New Agreement. Upon approval of the New Agreement by a Fund’s shareholders, the escrowed management fees for that Fund will be paid to Absolute. If a majority of either Fund’s shareholders do not approve the New Agreement, then Absolute is paid the lesser of (i) its costs, plus interest, incurred in managing the Funds under the Interim Advisory Agreement, or (ii) the total amount in the escrow account by that Fund.

The Advisory Agreements

Both the New Agreement and Current Agreement (collectively, the “Advisory Agreements”) provide that Absolute will continuously furnish an investment program for each Fund, make investment decisions on behalf of each Fund, and place all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. As compensation for these services, under the Advisory Agreements, Absolute is entitled to receive, on a monthly basis, an annual advisory fee from each Fund equal to 1.00% of the respective Fund’s average daily net assets. Pursuant to the Advisory Agreements, from this advisory fee, Absolute pays all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of Absolute. In the event that Absolute pays or assumes any expenses of the Trust not required to be paid or assumed by Absolute under the Advisory Agreements, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future.

The New Agreement, like the Current Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event, continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting such approval. The New Agreement, like the Current Agreement, automatically terminates on assignment and is terminable on 60 days’ notice by the Board. In addition, the New Agreement, like the Current Agreement, may be terminated by Absolute on 60 days’ notice to the Funds. The Advisory Agreements provide that Absolute shall not be subject to any liability in connection with

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the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, the Trust will enter into the New Agreement with Absolute. If the New Agreement with Absolute is not approved by shareholders, the Board and Absolute will consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The description in this Proxy Statement of the New Agreement is only a summary. The New Agreement is attached as Exhibit A. You should read the New Agreement.

Information Concerning Absolute

Absolute is a Pennsylvania limited liability company located at 101 Pennsylvania Blvd., Pittsburgh, PA 15228. The names, addresses, and principal occupations of the principal executive officers of Absolute as of the date of this Proxy Statement are set forth below:

Name and Address*:	Principal Occupation:
P. Brenden Gebben	Managing Director and Portfolio Manager
Vikash Banka	Director, Trading and Back Office
Matt Hardin	Chief Compliance Officer
Robert Mallon	Chief Operating Officer

* Each officer’s address is in care of Absolute Capital Management, LLC, 101 Pennsylvania Blvd., Pittsburgh, PA 15228.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to do so for the periods required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

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Evaluation by the Board of Trustees

At the Board Meeting, the Board considered the approval of the Interim Advisory Agreement and the New Agreement with Absolute. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and the New Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Interim Advisory Agreement and the New Agreement.

Nature, Quality and Extent of Services.  The Board observed that Absolute was founded in 2002 and provided turn-key money management programs to its clients. The Board observed that Absolute managed approximately $294 million in assets. The Board noted that Absolute’s key investment personnel had many years of experience in the financial industry and impressive academic résumés. The Board discussed that Absolute had built a strategy based on research, security selection and allocation over the past 15 years through various market environments. The Board discussed Absolute’s risk management and compliance programs, noting that Absolute’s portfolio manager monitored investments on a daily basis and reviewed monthly compliance checklists and reports to determine any potential exceptions to investment policies or restrictions. The Board noted that all trade instructions were reviewed before they were sent to the broker for execution. The Board observed that Absolute reviewed trades at least quarterly for best execution. The CCO added that there were no material compliance issues of note since the most recent renewal of the advisory agreement. After discussion, the Board concluded that the change of control of Absolute would not impact the nature, extent or quality of Absolute’s services to the Absolute Funds, and that Absolute should continue to offer high quality services to the Absolute Funds and their shareholders.

Performance.

Asset Allocator—The Board noted that Asset Allocator had net returns of 5.68% and 5.86% over the one-year and since inception periods, respectively, which trailed its Morningstar category and Broadridge peer group for both periods. The Board observed that Asset Allocator’s performance had improved markedly since the April 30, 2018 Broadridge report, and that Absolute believed that Asset Allocator was performing in line with expectations. The Board commented that Asset Allocator may not have had as much exposure to large capitalization equities as the other funds in its peer group, but noted that Absolute was managing Asset Allocator as was intended and Asset Allocator was achieving its stated objective. Although past performance is not predictive of future returns, the Board concluded that Absolute should continue to provide reasonable results for Asset Allocator and its shareholders.

Capital Defender—The Board discussed that Capital Defender had net returns of 3.53% and 3.39% over the one-year and since inception periods, respectively, which trailed its Morningstar category and Broadridge peer group for both periods. The Board noted that Capital Defender was more conservative than most, if not all, funds in its peer group, and had more debt securities in its asset mix. The Board attributed Capital Defender’s fourth quartile rankings to its defensive nature.

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The Board discussed that Capital Defender’s performance had improved since the April 30, 2018 Broadridge report, and that Absolute had stated that Capital Defender was performing in line with expectations. The Board further commented that Absolute was advising Capital Defender in a manner such that it was achieving its stated objective. Although past performance is not predictive of future returns, the Board concluded that Absolute should continue to provide reasonable results for Capital Defender and its shareholders.

            Fees and Expenses.  The Board recognized that Asset Allocator and Capital Defender were in the same Morningstar category and had identical Broadridge peer groups. The Board compared Absolute’s 1.00% advisory fee for each of the Absolute Funds with that of the peer group and Morningstar category and discussed that it was on par with the peer group median, and slightly higher than the peer group average of 0.96% and Morningstar category median of 0.95%. The Board discussed that the 1.98% net expense ratio of each Absolute Fund was higher than the peer group and Morningstar category medians and averages, and recalled its discussion with Absolute that the Absolute Funds were smaller than the funds in the peer group and Morningstar category which impacted the net expense ratios. Given these considerations, the Board concluded that Absolute’s advisory fee for each Absolute Fund was not unreasonable.

            Economies of Scale.  The Board discussed the size of each Absolute Fund and its prospects for growth, concluding Absolute had not achieved meaningful economies necessitating the establishment of breakpoints. The Board noted Absolute was willing to discuss the implementation of breakpoints as the assets of each Absolute Fund grew and Absolute achieved material economies of scale related to its operations. The Board agreed to monitor and revisit this issue at the appropriate time.

            Profitability.  The Board reviewed Absolute’s profitability analysis in connection with its advisory services provided to each Absolute Fund and noted that Absolute was managing each Absolute Fund at a modest profit both in absolute dollars and in percentages. The Board concluded, therefore, that Absolute’s profitability was not excessive.

            Conclusion.  Having requested and reviewed such information from Absolute as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and the New Agreement, and as assisted by the advice of independent counsel, the Board concluded that Absolute’s advisory fee charged to each Absolute Fund was not unreasonable and that approval of the Interim Advisory Agreement and the New Agreement was in the best interests of each Absolute Fund and its respective shareholders.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

OTHER INFORMATION

Each Fund is a diversified series of the Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011. The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130. The Board of Trustees supervises the

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business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds retain Absolute as investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provide the Funds with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were shares of beneficial interest of the Funds issued and outstanding as follows:

Fund	Class A	Institutional Class	Investor Class	Total
Absolute Asset Allocator
Absolute Capital Defender

All shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting on Proposal I with respect to that Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Agreement with respect to that Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have

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discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal I. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal I to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal I (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposal I may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the Trust is unaware of any beneficial shareholders of 5% or more of the outstanding shares of a Fund. However, as the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of a class of the respective Fund:

Absolute Asset Allocator

Name and Address	Shares	Class	Percentage of Class

Absolute Capital Defender

Name and Address	Shares	Class	Percentage of Class

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of either Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control either Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long

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as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Eric Kane, Secretary, Northern Lights Fund Trust III, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $20,800. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Absolute. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and Absolute will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Absolute may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-800-788-6086, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 12, 2018

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.[ ].com

BY ORDER OF THE BOARD OF TRUSTEES

Eric Kane, Secretary

Dated: [MAILING DATE]

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If you have any questions before you vote, please call our proxy information line at 1-866-856-4969. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or Call the number listed on your proxy card.

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Northern Lights Fund Trust III

17605 Wright Street,

Omaha, NE 68130

Absolute Asset Allocator Fund

Absolute Capital Defender Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 12, 2018

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Eric Kane and Richard Malinowski, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust III (the “Trust”) to be held at offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on September 12, 2018 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Absolute Asset Allocator Fund and Absolute Capital Defender Fund (the “Funds”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________
Signature                                                     Date

_______________________________________

Signature of Joint Shareholder                    Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Absolute Capital Management, LLC, the Funds’ current investment adviser.	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: www.proxyonline.com/docs/_____________.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST III

and

ABSOLUTE CAPITAL MANAGEMENT, LLC

This AGREEMENT is made as of [________], 2018 between NORTHERN LIGHTS FUND TRUST III, a Delaware statutory trust (the “Trust”), and Absolute Capital Management, LLC, a Pennsylvania limited liability company (the “Adviser”) located at 101 Pennsylvania, Blvd., Pittsburgh, PA 15228.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of

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the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule 17e-1 policies and procedures.

The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall

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provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2. Expenses of the Fund.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

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2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the 1940 Act and the registration of the Fund's shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

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The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 (“Code of Ethics”) under the 1940 Act and will provide the Trust with a copy of the Code of Ethics and evidence of its adoption. The Adviser will provide to the Board of Trustees of the Trust at least annualy a written report that describes any issues arising under the Code of Ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the Code of Ethics and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the Code of Ethics.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

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Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

With respect to the Fund, the term of this Agreement shall begin as of the date and year upon which the Fund commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of

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the Fund affected by such amendment if required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust III and each Fund may be identified, in part, by the name “Northern Lights.”

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

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18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors, members and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. Governing Law.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST III

By: _________________

Name: Richard Malinowski

Title: President

ABSOLUTE CAPITAL MANAGEMENT, LLC

By: ___________________

Name:

Title:

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NORTHERN LIGHTS FUND TRUST III

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Absolute Asset Allocator Fund	1.00%
Absolute Capital Defender Fund	1.00%

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